Going concern	12 Months Ended
Dec. 31, 2018
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Going concern
4.	Going concern

The economic environment and economic conditions in the major segments of the Group’s operations retain uncertainty about the level of demand for the Group’s products, the pricing of major products mined or manufactured by the Group, operating and financial results, the availability of free cash flow for repayment or ability to refinance and restructure current liabilities.

As of December 31, 2018, the Group’s total liabilities exceeded total assets by RUB 233,195 million.

As of December 31, 2018, restructuring was not finalized with respect to the Group’s credit facilities with ECA-covered loans creditors and therefore the Group was not in compliance with the payment schedules under certain credit facilities and a number of financial and non-financial covenants contained in the Group’s loan agreements totaling to RUB 406,077 million of the Group’s debt. As of December 31, 2018, the Group’s debt payable on demand was RUB 406,077 million, including RUB 361,328 million of long-term debt classified as short-term debt as of that date because debt restructuring was not finalized with respect to the Group’s credit portfolio and due to contractual cross-default provisions, and RUB 2,128 million of fines and penalties accrued on overdue loans and overdue interest. As of the date of approval of the consolidated financial statements, these breaches constitute an event of default and, as a result, the lenders may request accelerated repayment of a substantial portion of the Group’s debt. The Group does not have the resources to enable it to comply with such accelerated repayment requests immediately.

The management has concluded that the existing uncertainty about the Group’s availability of free cash flow for repayment or ability to refinance and restructure current liabilities described above represents a material uncertainty that may cast significant doubt upon the Group’s ability to continue as a going concern. Based on management’s plans and actions undertaken as noted herein, management believes that the Group will achieve restructuring with all of its lenders and secure adequate financing to continue in operational existence for the foreseeable future. The management’s strategy includes enhancement of crude steel production, increase in sales of the major steel products as well as diversifying products range into specialty products, rails and beams targeting higher marginal market niches. Together with the further development of the Group’s mining assets providing additional volumes of high-grade coking coal both to the Russian consumers and to exports markets the Group expects it to result in an increase in profitability. The Group’s detailed monthly operational plans include further optimization of the costs structure and on-going control over the production costs and selling expenses.

The consolidated financial statements have been prepared assuming that the Group will continue as a going concern. Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities or any other adjustments that might result from the Group being unable to continue as a going concern.